EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Recruiter.com Group, Inc. (the “Company”) on Form 10-Q/A for the quarter ended March 31, 2024, as filed with the Securities and Exchange Commission on the date hereof, I, Granger Whitelaw, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Granger Whitelaw
Granger Whitelaw
Chief Executive Officer

Dated: May 16, 2024